SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)           August 21, 2000
                                                           ----------------




                                  TechSys, Inc.
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               (Exact Name of Registrant as Specified in Charter)



         New Jersey                 0-24542                   22-3276736
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(State or Other Jurisdiction       (Commission             (I.R.S. Employer
  Of Incorporation)                 File Number)            Identification No.)




44 Aspen Drive, Livingston, New Jersey                       07039
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(Address of Principal Executive Offices)                    (Zip Code)




Registrant's telephone number, including area code   (973) 422-1666
                                                     ---------------------------


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(Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.   Other Events.
-----------------------

         On August 21, 2000, TechSys, Inc. (formerly Continental Choice Care, Inc.) (the "Company") closed on the sale of securities to Lazar & Company I.G., LLC ("Lazar & Company"), a merchant banking company located in New York City. The transaction was effective August 21, 2000 pursuant to the Purchase Agreement entered into June 7, 2000 following approval by the Company's shareholders at the August 16, 2000 Annual Meeting.

         Lazar & Company purchased 200,000 shares of Common Stock and a warrant to purchase additional shares of Common Stock subject to certain vesting criteria related to the market capitalization of the Company.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
-----------------------------------------------------------------------------

         (a)      Financial Statements.

          Not Applicable.

         (b)      Pro Forma Financial Information.

          Not Applicable.

         (c)      Exhibits.

          Exhibit 10.47 Purchase Agreement dated as of June 7, 2000 by and between Continental Choice Care, Inc. and Lazar & Company I.G., LLC

          Exhibit 10.48 Common Stock Purchase Warrant Certificate dated August 21, 2000 issued by Continental Choice Care, Inc. to Lazar & Company I.G., LLC

          Exhibit 10.49 Promissory Note dated August 21, 2000 made by Lazar & Company I.G., LLC in favor of Continental Choice Care, Inc.

          Exhibit 10.50 Pledge Agreement dated August 21, 2000 by and between Continental Choice Care, Inc. and Lazar & Company I.G., LLC

          Exhibit 10.51 Common Stock Purchase Warrant Certificate dated August 21, 2000 issued by Continental Choice Care, Inc. to Alvin S. Trenk

          Exhibit 10.52 Common Stock Purchase Warrant Certificate dated August 21, 2000 issued by Continental Choice Care, Inc. to Steven L. Trenk

          Exhibit 10.53 Common Stock Purchase Warrant Certificate dated August 21, 2000 issued by Continental Choice Care, Inc. to Martin G. Jacobs, M.D.

          Exhibit 99        Press Release issued August 23, 2000

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              TECHSYS, INC.



Date:    September 5, 2000           By:      STEVEN L. TRENK
                                              -------------------------
                                              Steven L. Trenk
                                              President

                                  EXHIBIT INDEX


          Exhibit No.       Title
          -------------     -----

          Exhibit 10.47 Purchase Agreement dated as of June 7, 2000 by and between Continental Choice Care, Inc. and Lazar & Company I.G., LLC

          Exhibit 10.48 Common Stock Purchase Warrant Certificate dated August 21, 2000 issued by Continental Choice Care, Inc. to Lazar & Company I.G., LLC

          Exhibit 10.49 Promissory Note dated August 21, 2000 made by Lazar & Company I.G., LLC in favor of Continental Choice Care, Inc.

          Exhibit 10.50 Pledge Agreement dated August 21, 2000 by and between Continental Choice Care, Inc. and Lazar & Company I.G., LLC

          Exhibit 10.51 Common Stock Purchase Warrant Certificate dated August 21, 2000 issued by Continental Choice Care, Inc. to Alvin S. Trenk

          Exhibit 10.52 Common Stock Purchase Warrant Certificate dated August 21, 2000 issued by Continental Choice Care, Inc. to Steven L. Trenk

          Exhibit 10.53 Common Stock Purchase Warrant Certificate dated August 21, 2000 issued by Continental Choice Care, Inc. to Martin G. Jacobs, M.D.

          Exhibit 99        Press Release dated August 23, 2000